UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2019

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)

(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
This Amendment to Current Report on Form 8-K amends the Current Report on Form 8-K filed on July 18, 2019 (the “Initial 8-K”) by Compass Minerals International, Inc. (the “Company”) solely with respect to the departures of Anthony J. Sepich and Diana C. Toman. This Amendment is filed to disclose material updates to the separation agreements of Mr. Sepich and Ms. Toman in connection with their departures from the Company.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Executive Officers
As previously disclosed in the Initial 8-K, Anthony J. Sepich and Diana C. Toman, both named executive officers of the Company, departed the Company effective July 17, 2019. Mr. Sepich had served as Senior Vice President, Salt. Ms. Toman had served as Senior Vice President, General Counsel and Corporate Secretary.
Mr. Sepich and Ms. Toman are entitled to severance payments under the Company’s Executive Severance Plan. As a condition to receiving these severance payments, Mr. Sepich entered into a separation agreement with the Company on September 28, 2019 and Ms. Toman entered into a separation agreement with the Company on September 30, 2019 (each a “Separation Agreement”).
As compared to the forms of Separation Agreements previously filed with the Initial 8-K, Mr. Sepich’s Separation Agreement was updated to provide him with an additional (i) one-time payment of $29,642 and (ii) a one-time payment of $3,509.22 (representing additional consideration for health and welfare benefits). Ms. Toman’s Separation Agreement was updated to provide her with (i) an additional one-time payment of $25,000 and (ii) entry into a consulting agreement. The consulting agreement provides that Ms. Toman will serve as a consultant to the Company for a six-month period beginning October 1, 2019 in consideration for a $250,000 fee, payable in six equal monthly installments. The foregoing description of the consulting agreement is qualified in its entirety by reference to the full text of the consulting agreement, which is attached as Exhibit 10.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
10.1	Consulting Agreement, dated September 30, 2019, between Compass Minerals International. Inc. and Diana C. Toman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: October 3, 2019	By:	/s/ James D. Standen
Name: James D. Standen
Title: Chief Financial Officer